FAIRHOLME FUNDS, INC.
(the "Company")

The Fairholme Fund
The Fairholme Focused Income Fund
The Fairholme Allocation Fund
(each, a "Fund")

Supplement to Prospectus
Dated March 29, 2018

Supplement dated September 26, 2018 to the Statutory Prospectus of each Fund dated March 29, 2018 (the "Prospectus").

The address of Fairholme Capital Management, L.L.C. (the "Manager"), the Funds' investment adviser, has changed to 2601 NE 2nd Avenue, Miami, FL 33137. Accordingly, the first sentence of the first paragraph under "INVESTMENT MANAGEMENT" in the Prospectus is deleted in its entirety and replaced with the following sentence:

The Manager is located at 2601 NE 2nd Avenue, Miami, FL 33137.

The contact information for the Company and the Funds, as disclosed in the Prospectus, has not changed.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.